U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2005

INFOTEC BUSINESS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

          NEVADA

             333-90618

             98-0358149

             (State or other jurisdiction

             Commission

   (I.R.S. Employer

of incorporation)

               File No.

                Identification No.)

Suite 150, 1152 Mainland Street,  Vancouver, B.C. Canada

 V6B 2X4

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code  (604) 484-4966

(Former address and former fiscal year end, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ]

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sale of Equity Securities.

On September 16, 2005, we completed an offering of 924,000 shares of our common stock at a price of $0.125 per share to five accredited investors, for a total of $115,000.  We completed the offering in a private transaction exempt from registration under the Securities Act of 1933 in reliance on Section 4(2) of the act.  No general solicitation or advertising was used in connection with this transaction, and the certificates evidencing the shares will be issued containing a legend restricting their transferability absent registration under the Securities Act or the availability of an applicable exemption therefrom.  The purchasers represented their intention to acquire the securities for investment only and not with a view toward distribution or resale except in compliance with applicable securities laws.  The purchasers were given adequate access to sufficient information about us to make an informed investment decision.  We had reasonable grounds to believe that the purchasers were accredited investors, as defined by Rule 501 of Regulation D.  None of the securities were sold through an underwriter and accordingly, there were no underwriting discounts or commissions involved.  The subscription agreements precluded transfer except under the above conditions.  No registration rights were granted to the purchasers.

On September 16, 2005, we completed an offering of 1,076,000 shares of our common stock at a price of $0.125 per share to a total of five purchasers, for a total of $134,500.  We completed the offering pursuant to Rule 903 of Regulation S (i.e., Category 3) of the Securities Act.  Each purchaser represented to us in the subscription agreement that he was a non-U.S. person as defined in Regulation S.  We did not engage in a distribution of this offering in the United States.  Each purchaser represented his intention to acquire the securities for investment only and not with a view toward distribution.  Each purchaser represented to us that he will resell such securities only in accordance with the provisions of Regulation S which prohibits sales to or for the benefit of a U.S. person, pursuant to registration under the Act, or pursuant to an available exemption from registration and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Act.  Appropriate legends are to be affixed to the stock certificate issued to each purchaser in accordance with Regulation S which, among other things,  precludes transfers except as provided above.  Each purchaser was given adequate access to sufficient information about us to make an informed investment decision.  None of the securities were sold through an underwriter and accordingly, there were no underwriting discounts or commissions involved.  Each subscription agreement precluded transfer except under the above conditions.  No registration rights were granted to any of the purchasers.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers .

On September 19, 2005, in accordance with our articles and bylaws, the board of directors has appointed Mr. Robert Danvers a member of the board, to hold office, until the next annual general meeting of stockholders or until his successor is appointed.  Mr. Danvers was selected for appointment due to his prior relationships with the Company and his business experience.  In addition to Mr. Danvers appointment as a director of the company, the board of directors has appointed Mr. Danvers its Chief Financial Officer.  Mr. Foreman, will remain our Secretary and Treasurer.

Directors are elected at the annual meeting of stockholders and serve for a term of one year, or until removed from office in accordance with our bylaws, or their successors are elected and qualify.  Officers are appointed by the board of directors.  The officer’s terms of office are, except to the extent governed by employment contract, at the direction of the board of directors.  Directors do not currently receive any compensation for their services in acting as directors.

Robert Danvers is 52.  Mr. Danvers was our founder and, our President until November 11, 2005.  Since 1982, Mr. Danvers has provided business consulting services to development businesses and public reporting companies, principally in the field of financial management and business information systems.  For the preceding five years, Mr. Danvers has served as President and a director of Danby Financial Management Corp. and Danby Technologies Corporation.  These businesses operate respectively in the fields of financial management and information systems consulting.  Mr. Danvers is also a director and CFO of CTEC Security Solutions Inc., an Internet security company and a director of CCI Learning Solutions Inc., a developer and publisher of educational course ware.

Except as set forth below, during the last two years, there have been no material transactions, series of similar transactions, currently proposed transactions, or series of similar transactions, to which we are or will be a party, in which the amount involved exceeded $60,000 and in which Mr. Danvers, or any member of his immediate family or any affiliates of Mr. Danvers, had a material interest.

- Through to August 31, 2004, we rented our office premise for our British Columbia subsidiary and our executive offices from Danby Technologies Corporation, a company owned and controlled by Mr. Danvers, at the rate of $2,000 per month on a month to month basis.

- Through October 31, 2004, we engaged Danby Technologies Corporation as contractor to provide us with a shared internet enabled network system for deploying and testing our development and to provide professional staff to maintain our implementation and undertake development.  Fees of $3,000 per month are based on fees Danby Technologies Corporation charges other firms for comparable services.  Monthly charges increased when addition of work programs were undertaken.

- Effective May 2003, through November 11, 2004, we paid a fee of $5,000 per month to Danby Financial Management Corp., a company controlled by Mr. Danvers, for services rendered by Mr. Danvers in respect of office and administrative services.

- In May 2003 we entered into a licensing agreement with CTEC Security Solutions Inc., a company with a director in common at that time, to enable us to incorporate public key infrastructure security into our online systems.  In September 2003, the license agreement was amended to expand our selling territory.  The licensing agreement is for an initial three year period and allows us to sell commguardJ branded products and services throughout the world for a royalty composed of $0.25 per month for each digital certificate issued and in force and 10% of the net sales revenues derived from these products, to an aggregate $7.5 million and 7.5% thereafter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFOTEC BUSINESS SYSTEMS, INC.

(Registrant)

By: /s/  Carol Shaw

(Carol Shaw,  Principal Executive Officer)

DATED. September 20, 2005